Exhibit 32.1

 CERTIFICATION PURSUANT TO
18 U.S.C. ss.1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of ORBIT BRANDS CORPORATION (the “Company”) on Form 10KSB for the period ended December 31st, 2004 (the “Report”), the undersigned in the capacity listed below, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge

(i)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Dated: February 12, 2007	By:	/s/ Joseph R. Cellura
Joseph R. Cellura,
Chief Executive and Accounting Officer